Convertible Securities	12 Months Ended
Dec. 31, 2010
Convertible Securities [Abstract]
CONVERTIBLE SECURITIES

NOTE 10. CONVERTIBLE SECURITIES

Effective January 1, 2009, the Company adopted the provisions of Emerging Issues Task Force (EITF) 07-05, Determining Whether an Instrument (or Embedded Feature) Is Indexed to an Entity’s Own Stock, which was primarily codified into FASB ASC 815, Derivatives and Hedging (“ASC 815”). As a result of adopting ASC 815, warrants to purchase shares of the Company’s common stock, the Company’s Series A Convertible Preferred Stock, and the Company’s Series B Convertible Preferred Stock previously treated as equity were reclassified as derivative liabilities. As such, effective January 1, 2009, the Company reclassified the fair value of these securities from equity to liability status as if these securities were recorded as a derivative liability since their dates of issuance due to the securities having anti-dilutive provisions.

As of December 31, 2010 and 2009, the fair value of the unrealized loss associated with the anti-dilution provisions on convertible securities was estimated to be $1.0 million and $0, respectively, using the option-pricing method. The Company recorded a $1.0 and $0 non-cash charge related to the change in fair value of unrealized loss on convertible securities for the years ended December 31, 2010 and 2009, respectively. These warrant liabilities are marked to fair value from January 1, 2009 resulting in the recognition of gain or loss in the Company’s consolidated statements of operations as gain or loss from change in fair value of warrant liabilities from that date.

Due to the nature of these derivative instruments, the instruments contain no credit-risk-related contingent features.